UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Rigel Resource Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2024

Rigel Resource Acquisition Corp

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41022	98-1594226
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Bryant Park 1045 Avenue of the Americas, Floor 25 New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(646) 453-2672

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	RRAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RRAC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for Class A ordinary share at an exercise price of $11.50 per share	RRAC WS	The New York Stock Exchange

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Postponement of Extraordinary General Meeting

On August 6, 2024, Rigel Resources Acquisition Corp (the “Company”) postponed its extraordinary general meeting (the “Meeting”) originally scheduled for August 7, 2024 to 1:00 p.m. Eastern Time on August 9, 2024, to allow additional time for the Company to engage with its shareholders and solicit redemption reversals. There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Meeting.

The Company has previously called and provided a notice of the Meeting to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2024 (as may be amended, the “Proxy Statement”). At the Meeting, shareholders will be asked to vote on a proposal to approve an extension of the date by which the Company must consummate an initial business combination from August 9, 2024 to May 9, 2025, or such earlier date as determined by the Company’s board of directors (such date, the “Extended Date” and such proposal, the “Extension Proposal”).

Contribution to Trust Fund

While the Proxy Statement does not provide for any contribution to the Company’s trust account (“Trust Account”) in connection with the Extension Proposal, Rigel Resource Acquisition Holdings, LLC, the Company’s Sponsor (the “Sponsor), has agreed that if the Extension Proposal is approved and implemented, it will make monthly contributions to the Company as a loan (each loan, a “Contribution”) of $0.02 per public share then outstanding for each month (or pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial business combination and (ii) the Extended Date. The Company does not intend to approve redemption reversals in an amount that would cause the Sponsor to make monthly Contributions of more than $150,000 (after giving effect to all validly tendered redemption requests that are not subsequently reversed). Monthly Contributions following the Meeting will be based on the number of public shares outstanding following the Meeting (after giving effect to any redemption demands made in connection therewith). Assuming the Extension Proposal is approved, each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not be made if the Extension Proposal is not approved or completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of the Company’s initial business combination.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of the Company’s ordinary shares as of the close of business on July 15, 2024, the record date for the Meeting, are entitled to vote at the Meeting. Shareholders have any questions or need assistance should contact Sodali & Co, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing rrac.info@investor.sodali.com.

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Forward Looking Statements

This Current Report and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Proxy Statement and in the Company’s other filings with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Important Information for Investors and Stockholders

The Company has mailed the Proxy Statement and other relevant documents to its shareholders as of July 15, 2024, the record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the matters to be voted on at the Meeting and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Sodali & Co at (800) 662-5200 or by email at rrac.info@investor.sodali.com.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Meeting. Shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL RESOURCE ACQUISITION CORP

Date: August 6, 2024	By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

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